UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2006

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court
Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01.	Entry into a Material Definitive Agreement

On July 28, 2006, the Board of Directors of SRA International, Inc., (“the Company”) approved a new Restricted Stock Agreement to be used for prospective grants of restricted stock to the employees, officers, and directors of the Company or its subsidiary corporations and other eligible participants, pursuant to the SRA International, Inc. 2002 Stock Incentive Plan (the “2002 Plan”). The Company filed a copy of the 2002 Plan as Exhibit 10.3 to Amendment No. 1 to the Form S-1 Registration Statement filed with the Securities and Exchange Commission on April 25, 2002.

Filed herewith as Exhibit 10.1 is the new agreement for use in connection with the 2002 Plan which is incorporated herein by reference. From time to time, the Company may issue restricted stock awards on terms different from those in the agreement filed herewith.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Exhibit

10.1	Restricted Stock Agreement under 2002 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: August 7, 2006	/s/ MELISSA BURGUM
Melissa Burgum Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restricted Stock Agreement under 2002 Stock Incentive Plan